Goodwill and Other Intangible Assets	6 Months Ended
Jun. 30, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

Note 5. Goodwill and Other Intangible Assets

Goodwill

Changes in the carrying amount of the Company’s goodwill for the six months ended June 30, 2020 were as follows:

U.S. $ in thousands
Goodwill as of January 1, 2020	$385,658
Foreign currency translation adjustments	(22)
Goodwill as of June 30, 2020	$385,636

During the fourth quarter of 2019, the Company performed a quantitative assessment for goodwill impairment for its Stratasys-Objet reporting unit.

Following its quantitative assessment, the Company concluded that the fair value of its Stratasys-Objet reporting unit exceeded its carrying amount by approximately 8.7%, with a carrying amount of goodwill assigned to this reporting unit in an amount of $386 million.

When evaluating the fair value of its Stratasys-Objet reporting unit, the Company used a discounted cash flow model which utilized Level 3 measures that represent unobservable inputs into the valuation method. Key assumptions used to determine the estimated fair value include: (a) expected cash flows for five years following the assessment date which were based on, among other factors, expected revenue growth, costs to produce, operating profit margins and estimated capital needs; (b) an estimated terminal value that utilized a terminal year growth rate of 3.1% that was determined based on the growth prospects of the reporting unit; and (c) a discount rate of 13.5% based on management’s best estimate of the after-tax weighted average cost of capital. If any of these were to vary materially from the Company's estimates, the Company could face impairment of goodwill allocated to this reporting unit in the future.

Actual results may differ from those assumed in the Company's valuation method. It is reasonably possible that the Company's assumptions described above could change in future periods. If any of these were to vary materially from the Company's plans, it may record impairment of goodwill allocated to this reporting unit in the future.

A hypothetical decrease in the growth rate of 1% or an increase of 1% to the discount rate would have reduced the fair value of Stratasys-Objet reporting unit by approximately $45 million and $81 million, respectively.

Based on the Company’s assessment as of December 31, 2019, no goodwill was determined to be impaired.

10

STRATASYS LTD.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED)

During the first quarter of 2020, the Company performed an analysis of the impact of recent events, including business and industry specific considerations, on the fair value of Stratasys-Objet reporting unit. As part of this analysis the Company considered the potential impacts of COVID-19 and the sensitivity of estimates and assumptions used in the last annual impairment test as well as changes in market capitalization.

During the second quarter of 2020, the Company announced a restructuring plan to reduce operating expenses as part of a cost realignment program to focus on profitable growth (the "Plan"). The Plan’s cost-cutting measures included workforce reductions affecting approximately 10% of employees, as well as other cost-mitigation measures. Please refer to Note 12 for further discussion. The Company reassessed its analysis from the first quarter in light of macroeconomic developments and its cost-cutting measures.

While the goodwill of the reporting unit is not currently impaired, there can be no assurances that goodwill will not be impaired in future periods. The Company will continue to monitor the impact of COVID-19 as well as events and changes in circumstances such as a deterioration in the business climate or operating results, significant decline in the Company's share price, changes in management’s business strategy or downward changes to the Company's cash flows projections.

Other Intangible Assets

Other intangible assets consisted of the following:

	June 30, 2020			December 31, 2019
	Carrying Amount, Net of Impairment	Accumulated Amortization	Net Book Value	Carrying Amount, Net of Impairment	Accumulated Amortization	Net Book Value
	U.S. $ in thousands
Developed technology	$294,105	$(254,881)	$39,224	$299,100	$(252,136)	$46,964
Patents	15,839	(7,768)	8,071	15,142	(7,067)	8,075
Trademarks and trade names	26,004	(20,544)	5,460	25,991	(19,966)	6,025
Customer relationships	101,589	(78,706)	22,883	102,936	(76,813)	26,123
Capitalized software development costs	18,489	(18,489)	-	18,630	(18,489)	141
	$456,026	$(380,388)	$75,638	$461,799	$(374,471)	$87,328

Amortization expenses relating to intangible assets for the three-month periods ended June 30, 2020 and 2019 were approximately $6.2 million and $6.0 million, respectively. Amortization expenses relating to intangible assets for the six-month periods ended June 30, 2020 and 2019 were approximately $12.4 million and $12.1 million, respectively.

As of June 30, 2020, the estimated amortization expenses relating to intangible assets for each of the following periods were as follows:

Estimated
amortization expense
(U.S. $ in thousands)
Remaining 6 months of 2020	$12,421
2021	24,734
2022	24,668
2023	7,732
Thereafter	6,083
Total	75,638